SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 1996



                     CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


  VIRGINIA                      0-23954               54-1589139
(State of                      (Commission          (IRS Employer
incorporation)                 File Number)       Identification No.)


         306 East Main Street
         Richmond, Virginia                                23219
         (Address of principal                          (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                     Index



Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                  (Greenbrier Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Greenbrier Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Greenbrier Apartments)

         b.       Independent Auditors' Report
                  (Deerfield Apartments)

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Deerfield Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Deerfield Apartments)

         c.       Independent Auditors' Report
                  (Franklin Towers Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Franklin Towers Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Franklin Towers Apartments)*

         d.       Independent Auditors' Report
                  (The Arbors at Windsor Lake Apartments)

* To be filed by amendment.

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (The Arbors at Windsor Lake Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (The Arbors at Windsor Lake Apartments)

         e.       Independent Auditors' Report
                  (Westchase Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Westchase Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Westchase Apartments)*

         f.       Pro Forma Statement of Operations for
                  the Nine Months ended September 30, 1996
                  (unaudited)*

                  Pro Forma Balance Sheet as of
                  September 30, 1996 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1995
                  (unaudited)*

         g.       Exhibits

                  10.1     Purchase Contract for Greenbrier Apartments

                  10.2     Purchase Contract for Deerfield Apartments

                  10.3     Purchase Contract for Franklin Towers Apartments

                  10.4     Purchase Contract for The Arbors at Windsor
                           Lake Apartments

                  10.5     Purchase Contract for Westchase Apartments

                  23.1     Consent of Independent Auditors

                  23.2     Consent of Independent Auditors

                  23.3     Consent of Independent Auditors*

* To be filed by amendment.

                  23.4     Consent of Independent Auditors*

* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets


                             GREENBRIER APARTMENTS
                            Fredericksburg, Virginia

         On October 31, 1996, effective October 1, 1996, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Greenbrier Apartments, a 258-unit apartment complex having an address of One Greenbrier Drive, Fredericksburg, Virginia (the "Property").

         The seller was unaffiliated with the Company. The purchase price was $11,099,525. At closing, the entire purchase price was borrowed under the Company's unsecured line of credit. The Company expects to repay such borrowed amount with the proceeds from the sale of additional Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part upon information provided by the Fredericksburg Chamber of Commerce.

         Fredericksburg is located in central Virginia, about halfway between Richmond, Virginia and Washington, D.C. The City of Fredericksburg, together with the surrounding Counties of Stafford and Spotsylvania, form a distinct area of economic development and activity. Interstate 95 runs through the area and connects Richmond and Washington.

         The combined population of the City of Fredericksburg and Stafford and Spotsylvania Counties was approximately 138,000 in 1990.

         The military has a strong presence and plays a key economic role in the area. The Quantico Marine Corps Reservation occupies approximately 32,000 acres within the northern portion of Stafford County. Fort A.P. Hill, comprising approximately 76,000 acres, is a major U.S. Army base in Caroline County, just outside Spotsylvania County. Dahlgren Navy Base in nearby King George County employs approximately 3,400 workers.

         A significant number of residents in the Fredericksburg area commute to jobs in Northern Virginia and the District of Columbia using the convenient access of Interstate 95.

         The Property is near the center of the City of Fredericksburg, near the intersection of Route 3 and Route 1. The Property is near Mary Washington College and just west of the downtown area. Route 1 and Route 3 provide convenient access for both north/south and east/west travel. The location of the

Property in relation to these highways provides convenient access to primary employment centers in Fredericksburg as well as employment centers in Northern Virginia and the District of Columbia.

         Description of the Property. The Property consists of 258 garden-style apartments located in 22 three-story buildings on approximately 17.5 acres of land. The Property was built in two phases. Phase I, consisting of 186 apartment units, was completed in 1990, and the second phase of 72 apartment units was completed in 1990.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $258,000 for repairs and improvements including upgrading of Phase I interiors, clubhouse renovation and parking lot repair in Phase I.

         The Property offers many different unit types. The unit mix and rents currently being charged new tenants as of January, 1997 are as follows:


   Quantity          Type            Approximate          Monthly Rental
                                      Interior
                                    Square Footage
      10          efficiency             432                   $430
      12              one                657                    510
                  bedroom/one
                     bath
      64              one                739                    530
                  bedroom/one
                  bath (large)
      15              one                782                    545
                  bedroom/one
                  bath w/den
      17              two                837                    570
                  bedrooms/one
                     bath
      18              two                927                    585
                  bedrooms/one
                  bath (large)

   Quantity          Type            Approximate          Monthly Rental
                                       Interior
                                    Square Footage
      35             two                 894                    590
                  bedrooms/1.5
                     baths
      15             two                1007                    615
                  bedrooms/1.5
                  baths w/den
      27             two                 927                    670
                  bedrooms/two
                     baths
      27             two                 927                    670
                  bedrooms/two
                     baths
       9             three              1159                    775
                  bedrooms/two
                     baths
       9             three              1159                    800
                  bedrooms/two
                     baths

         The apartments provide a combined total of approximately 219,000 square feet of net rentable area.

         Leases at the Property are for terms of one year or less. Average rental rates for the past five years have generally remained the same. As an example, a two bedroom, one and one-half bath apartment rented for $540 in 1992, $540 in 1993, $540 in 1994, $540 in 1995, and $550 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $8.24, $8.24, $8.24, $8.24 and $8.38 , respectively.

         The buildings are comprised of brick and wood siding on concrete slab foundations with pitched roofs covered with composition shingles over plywood decking. The 186 apartment units in Phase I, completed in 1970, have, according to the seller, received substantial capital improvements since 1988 costing approximately $550,000. The improvements included new roofs and new refrigerators. Additional renovations made on an as-needed basis included new tile, new counter tops, new hot water heaters and new heating and air conditioning units.

         The Property is wall-landscaped and includes an outdoor swimming pool with deck, grills, laundry facilities in each building, and a clubhouse with a fitness center and leasing office. There is paved parking for approximately 440 vehicles.

         Generally, apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and baths. Some apartment units in Phase I are available with hardwood floors. Each apartment unit has draperies or miniblinds and cable television hook-ups. Each kitchen is equipped with a refrigerator/freezer, range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for gas and electric service, which includes air conditioning, heating, hot water and lights. Gas is used for heat and hot water in all apartment units and also for cooking in the Phase I apartment units.

         There are at least six apartment properties in the area which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects now averages approximately 93%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 93% in 1992, 94% in 1993, 97% in 1994, and 97% in 1995. Based in part on information provided by the seller, the Company believes that physical occupancy at the Property averaged 95% in 1996. On January 1, 1997, the Property was 93% occupied. The tenants are a mix of white-collar and blue-collar workers, students and retired persons.

         The 1996 real estate tax rate applicable to the Property was approximately $1.160 per $100 of assessed value, and the real estate taxes for 1996 were calculated to be $108,848.60. The assessed value was $9,383,500. The basis of the depreciable residential real property portion of the Property (currently estimated at about $8,510,100) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Fredericksburg, Virginia area will experience continued strong economic development and steady population increase, owing in part to its favorable location on Interstate 95, approximately midway between Richmond and Washington, D.C., and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in good condition.

         3. The Property is conveniently located and proximate to area employers and shopping.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.


                              DEERFIELD APARTMENTS
                             Durham, North Carolina

         On November 20, 1996, effective the same date, the Company purchased the Deerfield Apartments, a 204-unit apartment complex having an address of 910 Constitution Drive, Durham, North Carolina ("Property").

         The seller was unaffiliated with the Company. The purchase price was $10,675,000. At closing, the entire purchase price was borrowed on the Company's unsecured line of credit. The Company expects to repay such borrowed amount with the proceeds from the sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part on information provided by the Durham Chamber of Commerce.

         Durham is located in the north central portion of North Carolina, approximately midway between Atlanta and New York. The Blue Ridge Mountains are approximately 150 miles to the west and the Atlantic Ocean is approximately 150 miles to the east. In

1992, Durham had a population of approximately 144,000 and Durham County had a population of approximately 189,000.

         Durham is the home to Duke University and the Duke Medical Center. Duke University, as well as Research Triangle Park, North Carolina Central University and Raleigh/Durham International Airport, are all within a 15-minute drive of the Property. Education and research are principal economic activities in the area, and there is also some industry.

         The Property is located in a well-established area of Durham and the area is characterized by various retail centers, restaurants and other businesses. The neighborhood surrounding the Property also contains other multi-family housing, single-family housing, schools and churches. The Property has easy access to Interstate 85, which provides convenient access to downtown Durham and the airport. The Property borders Duke Forest, a preserved area owned and maintained by Duke University and used for research. Duke Forest offers walking, jogging and biking trails.

         Description of the Property. The Property consists of 204 garden-style apartments located in 11 two- and three-story buildings on approximately 15 acres of land. The Property was constructed in 1984 and 1985.

         The Company believes that the Property has been generally well maintained and is generally in good condition. However, the Company has budgeted approximately $406,000 for repairs and improvements, including major parking lot repair, clubhouse renovation, reconditioning of tennis courts and apartment interior upgrade.

         The Property offers a very wide range of unit types. The unit mix and rents being charged new tenants as of January, 1997 are as follows:


Quantity          Type              Approximate          Monthly Rental
                                     Interior
                                  Square Footage
   22              one                  730                 $630-$650
               bedroom/one
               bath, basic
               (1st floor)

Quantity          Type              Approximate          Monthly Rental
                                     Interior
                                  Square Footage
   10              one                  730                  650-670
               bedroom/one
                bath (1st
                 floor)
   22              one                  730                  680-700
               bedroom/one
                bath (2nd
                 floor)
   12              one                  730                  695-715
               bedroom/one
                bath (3rd
                 Floor)
   10              one                  730                  700-720
               bedroom/one
                bath (2nd
               floor top)
   10            single                 810                  750-770
              master/pent-
                  house
   19              two                  970                  740-765
               bedroom/two
               bath, basic
               (1st floor)
    5              two                  970                  750-775
               bedroom/two
                bath (1st
                 floor)
    7              two                  970                  760-785
               bedroom/two
                bath (1st
                 floor)
    1              two                  970                  770-795
               bedroom/two
                bath (1st
                 floor)

Quantity          Type              Approximate          Monthly Rental
                                     Interior
                                  Square Footage
   20              two                  970                  790-815
               bedroom/two
                bath (2nd
                 floor)
    2              two                  970                  800-825
               bedroom/two
                bath (2nd
                 floor)
   14              two                  970                  815-840
               bedroom/two
                bath (3rd
                 floor)
    5              two                  970                  820-845
               bedroom/two
                bath (2nd
               floor top)
    8              two                  970                  825-850
               bedroom/two
                bath(3rd
                 floor)
    5              two                  970                  830-855
               bedroom/two
             bath(2nd floor
                  top)
    8         twin master,             1066                  815-845
               basic (1st
                 floor)
    4         twin master,             1066                  825-855
             FP (1st floor)
    8         twin master,             1066                  850-880
               (2nd floor)
    6         twin master,             1066                  875-905
               (top floor)
    6         twin master,             1066                  885-915
               (top floor)

         The apartments provide a combined total of approximately 181,000 square feet of net rentable area.

         The leases at the Property are for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two bedroom, two bath apartment rented for $640 in 1992, $675 in 1993, $730 in 1994, $775 in 1995, and $795 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995, and 1996 was $8.31, $8.76, $9.48, $10.06 and $10.32, respectively.


         The buildings are wood frame construction on concrete slabs. The buildings have pitched roofs covered with asphalt shingles over plywood decking. Exteriors are vinyl siding.

         The Property has an outdoor swimming pool, two lighted tennis courts, a hot tub and whirlpool, a picnic/grill area, an on-site laundry facility, a clubhouse with a rental office and lounge, and access to trails through Duke Forest. There is paved parking for approximately 408 vehicles.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each apartment unit also features washer/dryer connections, mini-blinds, ceiling fans, an outside storage cabinet, a private screened porch and, in select apartment units, a wood-burning fireplace. Each kitchen has a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. Tenants pay for their electricity usage, which includes heat, air conditioning, cooking, hot water and lights.

         There are at least five apartment properties in the area which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects now averages approximately 90%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 98% in 1992, 99% in 1993, 99% in 1994, and 99% in 1995. Based in part on information provided by the seller, physical occupancy at the Property averaged approximately 91% in 1996. On January 1, 1997, the Property was 88% occupied. The tenants are a mix of white-collar workers, students and retired persons. A majority of the current residents are graduate students at Duke University.

         The 1996 real estate tax rate applicable to the Property was approximately $1.6397 per $100 of assessed value, and the real estate taxes for 1996 were calculated to be $133,676. The assessed value was $8,562,000. The basis of the depreciable residential real property portion of the Property (currently estimated at about $8,259,600) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Durham, North Carolina area will experience continued strong economic development and steady population increase, owing in part to the presence of Duke University, Research Triangle Park and other educational and research resources, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. The Property is conveniently located and proximate to major employers and shopping.

         3. The Company is very familiar with the Durham rental market. The Company already owns other apartment complexes in the Durham area, which may provide certain economies and efficiency in operation.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.

                           FRANKLIN TOWERS APARTMENTS
                               Richmond, Virginia

         On December 31, 1996, effective December 1, 1996, the Company purchased the Franklin Towers Apartments, a 128-unit high-rise apartment building having an address of 311 West Franklin Street, Richmond, Virginia ("Property"). The Property is located across the street from the Trolley Square Apartments owned by the Company. The Company has renamed the Property the "Trolley Square West Apartments" and intends to operate the Property together with the original Trolley Square Apartments as a single apartment complex.

         The seller was unaffiliated with the Company. The purchase price for the Property was $4,242,575. At closing, the entire purchase price was borrowed under the Company's unsecured line of credit. The Company expects to repay such borrowed amount with proceeds from the sale of additional Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part upon information provided by the Richmond Chamber of Commerce.

         The current population of Richmond is approximately 202,000 and the current population of the Metropolitan Statistical Area including the City of Richmond is approximately 930,000. Richmond is located centrally within the Commonwealth of Virginia, approximately midway between Washington, D.C. and Raleigh, North Carolina.

         The greater Richmond area is served by the Richmond International Airport, and is situated at the intersection of Interstates 95 and 64. In addition to being the capital of Virginia, Richmond is also home to numerous Fortune 500 companies. Some of the larger employers in the area are Phillip Morris, state government, Ethyl Corporation, DuPont, and NationsBank. In addition, the area is the site of a number of institutions of higher education, including Virginia Commonwealth University, the Medical College of Virginia, the University of Richmond, and Virginia State University.

         The Property is located in downtown Richmond, Virginia. The immediate area consists of other multi-family housing, commercial development and retail development. The Property is in close proximity to Virginia Commonwealth University, and is near to the two established commercial areas known as Carytown and Shockoe Slip.

         The Property is close to Virginia's 23-acre Biotechnology Research Park, which is under development. The Park is being sponsored and master-leased by Virginia Commonwealth University to provide a common site for public and private medical-oriented biotechnology research and development facilities. Phase I, consisting of approximately 100,000 square feet, was recently completed and is fully leased. The second and third phases are under construction and are expected to be completed shortly. The facility, which is adjacent to the Medical College of Virginia campus of Virginia Commonwealth University, is expected to impact the demand for rental housing in the area. The Property is just a few blocks from the School of Engineering for Virginia Commonwealth University, which is currently under construction and expected to begin conducting classes in the fall of 1997.

         The Property is only a few blocks from the Richmond Downtown Expressway, which provides ready access to Interstates 95 and 64. The Richmond International Airport is approximately 15 minutes from the Property.

         Description of the Property. The Property consists of 128 apartment units in a single 12-story apartment building in the central business district. The Property was built in 1963 and 1964.

         The Company believes that the Property is generally in good condition. However, the Company has budgeted approximately $192,000 for various repairs and improvements, including carpet replacement, replacement of appliances and countertops and renovation of common areas.

         The Property offers five unit types. The unit mix and rents currently being charged new tenants as of January, 1997 are as follows:


                                      Approximate
                                       Interior
Quantity          Type              Square Footage          Monthly Rental

   64            junior                   420                    $420
               executive
   20          one bedroom                630                     530
                  front
   20          one bedroom                620                     495
                  side

                                   Approximate
                                    Interior
Quantity           Type          Square Footage          Monthly Rental

   22           one bedroom            635                     515
                   rear
    2            penthouse            1100                     760


         The apartments provide a combined total of approximately 68,000 square feet of net rentable area. There is also approximately 5,000 square feet of leasable office area.

         Leases at the Property are generally for terms of one year or less. The average rental rates for the past five years have generally increased gradually. As an example, a penthouse apartment rented for $462 in 1992, $472 in 1993, $472 in 1994, $492 in 1995, and $567 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995, and 1996 was $8.66, $8.85, $8.85, $9.22 and $10.63, respectively.

         The Property has an outdoor swimming pool and roof deck, 24- hour security, a conference room, laundry facilities and a laundry/dry cleaning service. The Property has two parking lots with 108 parking spaces which currently lease for between $30 and $40 per month.

         The building is brick veneer over steel frame with concrete floor decks. The roof is flat with modified bitumen rubber sheathing. The windows are single steel frames. The Property's heating and air conditioning system was completely replaced approximately three years ago.

         All apartment units have wall-to-wall carpeting or parquet flooring in the living area and tile floors in the bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each kitchen has a refrigerator/freezer, gas range and oven and garbage disposal. The two penthouse units also have a dishwasher. The owner of the Property provides all utilities other than phone and cable service.

         There are at least four apartment properties in the area which compete with the Property. All offer similar amenities and have rents that are generally comparable to those of the Property. Based on a recent telephone survey, Cornerstone Management Group, Inc. estimates that occupancy in nearby competing projects now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 95% in 1992, 96% in 1993, 96% in 1994, 95% in 1995, and 95% in 1996. On January 1, 1997, the Property was 93% occupied. The tenants are a mix of white-collar and blue-collar workers, students and retired persons. Many of the current tenants have resided at the Property for many years, and detailed information on them and their status is not available.

         The 1996 real estate tax rate applicable to the Property was approximately $1.475 per $100 of assessed value, and the real estate taxes for 1996 were calculated to be $44,368. The assessed value was $3,008,000. The parking lot has an assessed value of $218,000 and the 1996 taxes were $3,215. The basis of the depreciable residential real property portion of the Property (currently estimated at about $2,368,000) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to the relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Richmond, Virginia area will enjoy continued steady economic development and steady population increase, due to a diversified economy, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. The Company believes that operating the Property in conjunction with the Trolley Square Apartments located across the street and previously acquired by the Company will provide operating efficiencies.

         3. The Property is conveniently located and proximate to major employers and shopping, as well as the downtown Richmond area.

         4. The Company is particularly familiar with the Richmond market since the Company's principal offices are in Richmond.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.


                     THE ARBORS AT WINDSOR LAKE APARTMENTS
                            Columbia, South Carolina

         On January 14, 1997, effective January 1, 1997, Cornerstone Realty Income Trust, Inc. ("Company") purchased The Arbors at Windsor Lake Apartments, a 228-unit apartment complex having an address of 8720 Windsor Lake Boulevard, Columbia, South Carolina ("Property").

         The Seller was unaffiliated with the Company. The purchase price was $10,875,000. At closing, the entire purchases price was borrowed under the Company's unsecured line of credit. The Company expects to repay such borrowed amount with the proceeds from the sale of additional Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part upon information provided by the Columbia Chamber of Commerce.

         Columbia is the capital of South Carolina and the greater metropolitan area has a population of approximately 500,000 people. The largest employers in the area included federal, state and local governments, various financial services firms and the Army's Fort Jackson.

         Columbia is also the site of the University of South Carolina and various other smaller colleges. As a result of the reputation of the engineering program at the University of South Carolina, the city has recently become home to new businesses in various technical areas. Also, the medical school and teaching hospital at the University make Columbia the state's leader in the health care industry.

         The Property is in the northeast portion of the city and is located in an established residential area. The neighborhood also includes other multi-family developments and commercial and retail developments.

         The Property is near Interstate 77 and Interstate 20, which provide convenient access to all locations in the greater Columbia area. Downtown Columbia is an approximately 15-minute drive from the Property. The Property is approximately one mile from Fort Jackson.

         Description of the Property. The Property consists of 228 garden-style apartments located in 11 buildings on approximately 14.5 acres of land. The buildings are a combination of two and three stories, and the Property was constructed in 1991.

         The Company believes the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $50,000 for repairs and improvements including landscaping, carpet replacement and clubhouse renovations.

         The Property offers six different unit types. The unit mix and rents being charged new tenants as of January, 1997 are as follows:



                                            Approximate
                                             Interior
Quantity               Type               Square Footage      Monthly Rental

   12            1 bedroom/1 bath              750                $510
   56            1 bedroom/1 bath              750                 530
                      (front)
   22            2 bedrooms/2 baths             964                615
   88            2 bedrooms/2 baths             964                630
                       (front)
   10            3 bedrooms/2 baths            1184                725
   40            3 bedrooms/2 baths            1184                740
                       (front)


         The apartments provide a combined total of approximately 216,000 square feet of net rentable area.

         Leases at the Property are for terms of one year or less. Average rental rates for the past five years have generally increased gradually. As an example a three bedroom, two bath apartment rented for $710 in 1992, $710 in 1993, $725 in 1994, $725 in 1995, and $735 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.55, $7.55, $7.71, $7.71, and $7.81, respectively.

         The buildings are wood frame construction on concrete slabs with a combination of brick veneer and vinyl siding. Roofs are sloped fiberglass shingles on plywood.

         The Property features an outdoor swimming pool and hot tub, two lighted tennis courts, a fitness center, a car wash area and vacuum, a playground, 20 covered garages with electronic door openers, 40 extra storage units, a dry cleaning service and a resident executive center. The Property also has a clubhouse with a leasing office.

         Apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, a dishwasher and a garbage disposal. Each unit also has a full-sized washer/dryer and some units have vaulted ceilings, lighted ceiling fans, mini blinds and large walk-in closets. There are natural gas fire places in 187 apartments units. The owner of the Property pays for cold water and sewer service. The tenants pay for their electricity and gas service, which includes heating, air conditioning, cooking, hot water and lights.

         There are at least four apartment properties in the area which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects now averages approximately 92%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 85% in 1992, 88% in 1993, 90% in 1994, 94% in 1995 and 94% in 1996. On January 1, 1997, the Property was 78% occupied. The tenants are a mix of white-collar workers, military personnel and students. Approximately 30% of the current residents are employed at Fort Jackson.

         The 1996 real estate taxes applicable to the Property were calculated as assessed value times 6% times 0.3019, and the real estate taxes for 1996 were calculated to be $120,083. The assessed value was $6,629,300. The basis of the depreciable residential real property portion of the Property (currently estimated at about $6,050,100) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         Before acquisition by the Company, the Property had been in bankruptcy for over one year. During that period it had been managed by three separate management companies. The Company believes that inefficient management resulted in a downturn in occupancy and rental income at the Property during such period. The Company does not believe that any factors which led to the Property being placed into bankruptcy will apply to the Company's ownership and operation of the Property.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Columbia, South Carolina area will experience continued strong economic development and steady population increase, owing in part to its status as the capital of the state and the presence of the University of South Carolina, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in good condition.

         3. The Property is conveniently located and proximate to area employers and shopping.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.


                              WESTCHASE APARTMENTS
                           Charleston, South Carolina

         On January 15, 1997, effective the same date, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Westchase Apartments, a 352-unit apartment complex having an address of One Westchase Drive, Charleston, South Carolina (the "Property").

         The Seller was unaffiliated with the Company. The purchase price was $11,000,000. At closing, the entire purchase price was borrowed under the Company's unsecured line of credit. The Company expects to repay such borrowed amount with the proceeds from the sale of additional Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The following information is based in part upon information provided by the Charleston Chamber of Commerce.

         The Charleston Metropolitan Statistical Area ("MSA") is comprised of Charleston, Berkeley and Dorchester Counties. The approximate population of the MSA is 570,000. Charleston County has approximately 330,000 residents, approximately 85,000 of which are in the city limits.

         The principal economic factors in the region are distribution and port facilities, the tourist industry, the medical community and the military.

         The Port of Charleston is the leading container cargo port in the southeast and on the entire east coast ranks second only to the combined ports of New York and New Jersey. BMW and NUCOR are two recent examples of companies that rely on the Port of Charleston.

         Tourism is a major factor in the area, with approximately five million visitors annually. Tourist attractions include the historic district of Charleston, beaches, golf courses, and restaurants. It is estimated that the total economic impact of the tourist industry in the region is $1.5 billion annually, accounting for approximately 34,000 jobs and approximately 14% of the total work force.

         Charleston is the home to the Medical University of South Carolina, which accounts for approximately 7,500 jobs. A total of approximately 16,000 persons are employed in the region's, 10 hospitals.

         The United States Navy employs approximately 7,800 people in the region in installations such as Charleston Naval Weapons Station, Naval Hospital and Naval Command, Control and Ocean Surveillance Center in Service Engineering, East Coast Division. In addition, the Charleston Air Force Base employs over 5,400 people. From 1989 to 1996, Naval employment in the region dropped from 21% to 3% of total jobs. However, the region experienced a concurrent increase in jobs in other sectors.

         The overall unemployment rate in the region is currently approximately 5%.

         The Property is located in the West Ashley region of Charleston. The immediate area consists of other multi-family housing, commercial and retail development and single-family housing. The Property is located near major shopping centers, schools and churches and is accessible from Interstate 26. The Property is within a 10-minute drive of the airport and approximately a 15-minute from downtown Charleston. Charleston's largest mall, the Citadel Mall, is located less than two miles from the Property and has four major anchor stores and approximately one million square feet of space. The Roper Hospital is located within one-half mile of the Property and the St. Francis Xavier Hospital is expected to relocate less than one-half mile from the Property.

         Description of the Property. The Property consists of 352 garden-style apartments located in 23 two-story buildings on approximately 30 acres of land. The Property was constructed in 1985.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $352,000 for repairs and improvements including siding replacement and repair, painting, carpet replacement, roof replacement and clubhouse renovations.

         The Property offers many different unit types. The unit mix and rents being charged new tenants as of January, 1997 are as follows:

                                            Approximate
                                             Interior
Quantity               Type               Square Footage       Monthly Rental

   11               Efficiency                  407                 $425
   11            Efficiency LGLRUP              432                  425
   20                1/1 BWUP                   505                  445
   2               1/1 BWUPSLOC                 505                  445
   20                 1/1 WS                    505                  440
   2                1/1 WSSLOC                  505                  440
   20                1/1 BWUP                   617                  460
   2               1/1 BWUPSLOC                 617                  465

                                          Approximate
                                            Interior
Quantity             Type                Square Footage    Monthly Rental

   25              1/1 BWFPUP                   617               475
   7               1/1 BWFPUP                   617               480
   1             1/1 BWFPSLOCUP                 617               480
   52                1/1 WS                     617               455
   3               1/1 WSSLOC                   617               455
   36              2/2 BWWDUP                   847               580
   8             2/2 BWWDUPSLOC                 847               580
   36             2/2 BWWDFPUP                  847               585
   8            2/2 BWWDFPUPSLOC                847               585
   72                2/2 WS                     847               565
   16              2/2 WSSLOC                   847               565

LGLR -- Large Living Room                       WS -- Window Seat
UP -- Upper Level                               FP -- Fireplace
BW -- Bay Window                                WD -- Washer/Dryer Connections
SLOC -- Special Location

         The apartments provide a combined total of approximately 248,000 square feet of net rental area.

         Leases at the Property are for terms of one year or less. Average rental rates for the past five years have both increased and decreased. As an example a two bedroom, two bath apartment rented for $470 in 1992, $475 in 1993, $440 in 1994, $480 in 1995, and $495 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.28, $7.36, $6.82, $7.44, and $7.67, respectively.

         The buildings are wood frame construction on concrete slabs. The buildings have pitched composition shingled roofs. Exteriors are a combination of brick and horizontal wood siding.

         The Property has an outdoor swimming pool with sun deck, whirlpool, lighted tennis court, sand volleyball court, basketball court, car wash area with vacuum, three laundry facilities and a scenic lake with fountains. The Property also includes a clubhouse with a clubroom, entertainment bar, conversation area and leasing office. There is paved parking for approximately 616 vehicles.

         Apartments units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and baths, as well as cable television hook-ups and individually controlled heating and air conditioning units. Each unit has a kitchen passthrough/breakfast bar, pantry, walk-in closets, a linen closet and mini blinds. Some units also include a bay window with window seats, a wood burning fire place and washer/dryer connections. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dish washer and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity usage, which includes heat, air conditioning, cooking, hot water and lights.

         There are at least six apartment properties in the area which compete with the Property. All offer similar amenities and generally have rents that are higher when compared with those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects now averages approximately 94%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 97% in 1992, 93% in 1993, 95% in 1994, 95% in 1995 and 95% in 1996. On January 1, 1997, the Property was 97% occupied. The tenants are a mix of white-collar and blue-collar workers, students and retired persons. Most of the tenants are under the age of 35 and approximately half are believed to be single.

         The 1996 real estate taxes applicable to the Property were calculated as assessed value times 6% times 0.3219, plus a solid waste tax of $56 per apartment unit. The real estate taxes for 1996 were calculated to be $178,384. The assessed value was $9,236,000. The basis of the depreciable residential real property portion of the Property (currently estimated at about $7,581,000) will be depreciated over 27.5 years on a straight line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Charleston, South Carolina area will experience continued strong economic development and steady population increase, owing to a strong, diversified economy characterized by at least four major employment factors (port facilities, tourism, medical facilities and the military), and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in good condition.

         3. The Property is conveniently located and proximate to area employers and shopping.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Greenbrier Apartments located in Fredericksburg, Virginia for the twelve month period ended September 30, 1996. This statement is the responsibility of the management of Greenbrier Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Greenbrier Apartments (as defined above) for the twelve month period ended September 30, 1996, in conformity with generally accepted accounting principles.

                                                 /s/ L. P. Martin & Co., P.C.

Richmond, Virginia
December 20, 1996

                             GREENBRIER APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1996

INCOME
     Rental and Other Income                                    $1,667,576

DIRECT OPERATING EXPENSES
    Administrative and Other                                       133,270
    Insurance                                                       19,111
    Repairs and Maintenance                                        274,066
    Taxes, Property                                                111,983
    Utilities                                                       94,609
                                                                ----------

        TOTAL DIRECT OPERATING EXPENSES                            633,039
                                                                ----------

        Operating income exclusive of items not
        comparable to the proposed future operations
        of the property                                         $1,034,537
                                                                ==========


See accompanying note to the financial statement.

                             GREENBRIER APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Greenbrier Apartments is a 258 unit garden style apartment complex located on
17.47 acres in Fredericksburg, Virginia. Living space totals 219,460 square feet.

The assets comprising the property were owned by Greenbrier Apartment Associates of Fredericksburg, L.P. during the financial statement period. Cornerstone Realty Income Trust, Inc. subsequently purchased the property.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, amortization, legal fees, accounting fees and management fees.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia

        We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Deerfield Apartments located in Durham, North Carolina for the twelve month period ended October 31, 1996. This statement is the responsibility of the management of Deerfield Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 1 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

        In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Deerfield Apartments (as defined above) for the twelve month period ended October 31, 1996, in conformity with generally accepted accounting principles.

                                              /s/ L. P. Martin & Co., P.C.

Richmond, Virginia
January 3, 1997

                              DEERFIELD APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                      TWELVE MONTHS ENDED OCTOBER 31, 1996

INCOME
     Rental and Other Income                                    $1,625,451

DIRECT OPERATING EXPENSES
     Administrative and Other                                      111,170
     Insurance                                                      35,379
     Repairs and Maintenance                                       207,891
     Taxes, Property                                               133,801
     Utilities                                                      67,680
                                                                ----------

        TOTAL DIRECT OPERATING EXPENSES                            555,921
                                                                ----------

        Operating income exclusive of items not
        comparable to the proposed future operations
        of the property                                         $1,069,530
                                                                ==========


See accompanying note to the financial statement.

                              DEERFIELD APARTMENTS

         NOTE TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                      TWELVE MONTHS ENDED OCTOBER 31, 1996

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Deerfield Apartments is a 204 unit residential garden style apartment complex located on approximately 15 acres in Durham, North Carolina. Living space totals 181,112 square feet. A majority of the tenants are students at Duke University.

During the financial statement period, the assets comprising the property were owned by Durham Associates, a nonaffiliated partnership. Cornerstone Realty Income Trust, Inc. purchased the property in November 1996.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, professional fees and management fees.

                                   ITEM 7.c.*


-------------------------------

* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.e.*



--------------------------------

* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.f.*


--------------------------------

* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cornerstone Realty Income Trust, Inc.


Date: January 28, 1997                  By: /s/ STANLEY J. OLANDER, JR.
                                           ___________________________
                                           Stanley J. Olander, Jr.,
                                           Chief Financial Officer
                                           of Cornerstone Realty
                                           Income Trust, Inc.

                                 EXHIBIT INDEX

                        Cornerstone Realty Income Trust
                        Form 8-K dated October 31, 1996


Exhibit Number         Exhibit                                   Page Number
--------------         -------                                   -----------

    10.1          Purchase Contract for
                  Greenbrier Apartments

    10.2          Purchase Contract for Deerfield
                  Apartments

    10.3          Purchase Contract for Franklin
                  Towers Apartments

    10.4          Purchase Contract for The Arbors at Windsor
                  Lake Apartments

    10.5          Purchase Contract for Westchase Apartments

    23.1          Consent of Independent Auditors

    23.2          Consent of Independent Auditors

    23.3          Consent of Independent Auditors*

    23.4          Consent of Independent Auditors*


* To be filed by amendment.